UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2025

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 219-9001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 1.02. Termination of Material Definitive Agreement.

As previously disclosed, on January 14, 2025, Amplify Energy Corp., a Delaware corporation (“Amplify” or the “Company”), entered into an Agreement and Plan of Merger, as subsequently amended (the “Merger Agreement”), with Amplify DJ Operating LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Amplify, Amplify PRB Operating LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Amplify, North Peak Oil & Gas, LLC, a Delaware limited liability company, Century Oil and Gas Sub-Holdings, LLC, a Delaware limited liability company, and, solely for the limited purposes set forth therein, Juniper Capital Advisors, L.P., a Delaware limited partnership, and the Specified Company Entities signatory thereto (collectively, the “Parties”). Capitalized terms used but not defined herein have the respective meanings given to them in the Termination Agreement (as defined below).

On April 25, 2025, pursuant to Section 8.1(a) of the Merger Agreement, Parties entered into a mutual termination agreement (the “Termination Agreement”) to terminate the Merger Agreement (the “Termination”), effective immediately. As a result of the Termination Agreement, the Merger Agreement is of no further force and effect.

In accordance with the terms of the Termination Agreement, Amplify will make a cash payment to the Acquired Companies in lieu of any termination fee which might have otherwise been payable pursuant to the Merger Agreement in the amount of eight hundred thousand dollars ($800,000) as payment of Company Expenses. The Parties also agreed to release each other from certain claims and liabilities arising out of or related to the Merger Agreement or the transactions contemplated therein or thereby.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement originally filed as Exhibit 2.1 to Amplify’s Current Report on Form 8-K on January 15, 2025, Amendment No. 1 to the Merger Agreement originally filed as Exhibit 2.1 to Amplify’s Current Report on Form 8-K on April 15, 2025, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On April 25, 2025, Amplify issued a press release relating to, among other things, the Termination Agreement and the cancellation of its special meeting of stockholders that was scheduled to be held in connection with the provisions set forth in the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. Risks and uncertainties that could cause actual results to differ from expectations include: the effects of disruption caused by the announcement of the Termination and the Termination making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transaction and the Termination may result in significant costs of defense, indemnification and liability; transaction costs; and actual or contingent liabilities. Please read the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at https://www.amplifyenergy.com/investor-relations/default.aspx or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01	Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1†	Termination Agreement, dated as of April 25, 2025, by and among Amplify Energy Corp., Amplify DJ Operating LLC, Amplify PRB Operating LLC, North Peak Oil & Gas, LLC, Century Oil and Gas Sub-Holdings, LLC, Juniper Capital Advisors, L.P. and the Specified Company Entities signatories thereto.

99.1	Press Release, dated April 25, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(10). The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       April 25, 2025

AMPLIFY ENERGY CORP.

By:	/s/ Martyn Willsher
Name: Martyn Willsher
Title: President and Chief Executive Officer